UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                 --------------


                                    FORM 8-K

                                 CURRENT REPORT

                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934

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         Date of Report (Date of earliest event reported): July 17, 2003



                            EMCLAIRE FINANCIAL CORP.
                            ------------------------
             (Exact name of registrant as specified in its charter)


    Pennsylvania                      000-18464                  25-1606091
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(State or other                      (Commission               (IRS Employer
jurisdiction of                      File Number)           Identification No.)
incorporation)


                       612 Main Street, Emlenton, PA 16373
               (Address of principal executive offices) (Zip Code)



Registrant's telephone number, including area code: (724) 867-2311


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                            EMCLAIRE FINANCIAL CORP.
                           CURRENT REPORT ON FORM 8-K


ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

(c) Exhibits.

Exhibit Number             Description
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99.1                       Press Release dated July 17, 2003, issued by
                           Emclaire Financial Corp.


ITEM 9. REGULATION FD DISCLOSURE (Results of Operations and Financial Condition)

On April 17, 2003, Emclaire Financial Corp. announced its results of operations for the quarter and six months ended June 30, 2003. A copy of the related press release is being filed as Exhibit 99.1 to this Form 8-K and is incorporated herein by reference in its entirety. The information furnished under Item 12 of this Current Report on Form 8-K, including Exhibit 99.1, shall be deemed to be "filed" for purposes of the Securities Exchange Act of 1934, as amended.



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                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



EMCLAIRE FINANCIAL CORP.




Date:  July 17, 2003                 BY:    /s/ William C. Marsh
                                            ------------------------------

                                     Name:      William C. Marsh
                                     Title:     Principal Financial Officer
                                                Secretary/Treasurer
                                                Chief Financial Officer